                                                                                                         MORGAN STANLEY DEAN WITTER
-----------------------------------------------------------------------------------------------------------------------------------
UNION PLANTERS    UNION PLANTERS REMIC  1999-1  SERIES 1999-1  (PRELIMINARY)  CLASS A1
-----------------------------------------------------------------------------------------------------------------------------------
Class             A1             Cusip                N/A          Dated Date       02/01/1999      Original Balance 107,706,573.42
Delay             24             First Payment Date   03/25/1999   Factor           1.00000000      Lead Manager     Morgan Stanley
                                                                                                                     Dean Witter
Payment Freq      Monthly        Next Payment Date    03/25/1999   Current Balance  107,706,573.42  Orig Deal Size   132,467,434.20
Yield Day Count   30/360         Settlement Date      02/26/1999   Coupon           6.2500          Num of Tranches  17
Yield Freq        SemiAnnual     Interest Freq        Monthly      Market Desc      SEQ             Deal Age         0
YIELD TABLE DATE  02/08/1999
----------------------------------------------------------------------------------------------------------------------------------

PREPAY                              CPR 10        CPR 12        CPR 14        CPR 16        CPR 18        CPR 20        CPR 30
----------------------------------------------------------------------------------------------------------------------------------
PRICE/YIELD
                  99/30+            6.231         6.218         6.205         6.192         6.178         6.163        6.085
                  99/31+            6.222         6.209         6.194         6.180         6.165         6.149        6.065
                 100/00+            6.213         6.199         6.184         6.168         6.152         6.135        6.044
                 100/01+            6.205         6.189         6.173         6.156         6.139         6.121        6.023
                 100/02+            6.196         6.180         6.162         6.144         6.126         6.107        6.003
                 100/03+            6.188         6.170         6.152         6.133         6.113         6.092        5.982
                 100/04+            6.179         6.161         6.141         6.121         6.100         6.078        5.961
                 100/05+            6.171         6.151         6.131         6.109         6.087         6.064        5.940
                 100/06+            6.162         6.142         6.120         6.097         6.074         6.050        5.920
                 100/07+            6.154         6.132         6.109         6.086         6.061         6.036        5.899
                 100/08+            6.145         6.123         6.099         6.074         6.048         6.022        5.879
                 100/09+            6.137         6.113         6.088         6.062         6.035         6.008        5.858
                 100/10+            6.128         6.103         6.077         6.050         6.022         5.993        5.837
                 100/11+            6.120         6.094         6.067         6.039         6.009         5.979        5.817
                 100/12+            6.111         6.084         6.056         6.027         5.997         5.965        5.796
                 100/13+            6.103         6.075         6.046         6.015         5.984         5.951        5.775
                 100/14+            6.094         6.065         6.035         6.003         5.971         5.937        5.755
                 100/15+            6.086         6.056         6.024         5.992         5.958         5.923        5.734
                 100/16+            6.077         6.046         6.014         5.980         5.945         5.909        5.714
                 100/17+            6.069         6.037         6.003         5.968         5.932         5.895        5.693
                 100/18+            6.061         6.027         5.993         5.957         5.919         5.881        5.673
                 100/19+            6.052         6.018         5.982         5.945         5.906         5.867        5.652
                 100/20+            6.044         6.009         5.972         5.933         5.894         5.853        5.632
                 100/21+            6.035         5.999         5.961         5.922         5.881         5.839        5.611
                 100/22+            6.027         5.990         5.951         5.910         5.868         5.825        5.591
                 100/23+            6.018         5.980         5.940         5.898         5.855         5.811        5.570
                 100/24+            6.010         5.971         5.930         5.887         5.842         5.797        5.550
                 100/25+            6.001         5.961         5.919         5.875         5.830         5.783        5.529
                 100/26+            5.993         5.952         5.908         5.863         5.817         5.769        5.509
                 100/27+            5.985         5.942         5.898         5.852         5.804         5.755        5.489
                 100/28+            5.976         5.933         5.887         5.840         5.791         5.741        5.468
                 100/29+            5.968         5.923         5.877         5.829         5.778         5.727        5.448
                 100/30+            5.959         5.914         5.866         5.817         5.766         5.713        5.427
------------------------------------------------------------------------------------------------------------------------------------
SPREAD INTERP. @ 100/14+            123.5         121.8         119.8         117.4         114.9         112.1        100.4
AVERAGE LIFE                       4.5603        3.9746        3.5000        3.1122        2.7918        2.5239       1.6610
MOD DURATION @  100/14+            3.6564        3.2597        2.9264        2.6450        2.4058        2.2007       1.5064
FIRST PRIN                     03/25/1999    03/25/1999    03/25/1999    03/25/1999    03/25/1999    03/25/1999   03/25/1999
LAST PRIN                      08/25/2010    06/25/2009    05/25/2008    06/25/2007    08/25/2006    11/25/2005   07/25/2003
PAYMENT WINDOW                        138           124           111           100            90            81           53
------------------------------------------------------------------------------------------------------------------------------------

This information has been prepared by Morgan Stanley & Co. Incorporated based on information provided by you, certain assumptions made at your request and certain other assumptions set forth herein. The actual characteristics of performance and value or return related to any securitization described herein or securities issued thereunder will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance, or value or return indicated herein will be achieved. This information has been provided to you at your request and may not be used or otherwise disseminated except with the prior written consent of Morgan Stanley & Co. Incorporated. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------
UNION PLANTERS  UNION PLANTERS REMIC 1999-1  SERIES 1999-1(Preliminary) CLASS A2
--------------------------------------------------------------------------------

Class             A2           Cusip                N/A           Dated Date       02/01/1999     Original Balance   20,754,611.54
Delay             24           First Payment Date   03/25/1999    Factor           1.00000000     Lead Manager       Morgan Stanley
                                                                                                                     Dean Witter
Payment Freq      Monthly      Next Payment Date    03/25/1999    Current Balance  20,754,611.54  Orig Deal Size     132,467,434.20
Yield Day Count   30/360       Settlement Date      02/26/1999    Coupon           6.2500         Num of Tranches    17
Yield Freq        SemiAnnual   Interest Freq        Monthly       Market Desc      SEQ            Deal Age           0
YIELD TABLE DATE  02/08/1999
-----------------------------------------------------------------------------------------------------------------------------------
PREPAY                 CPR 10       CPR 12              CPR 14          CPR 16         CPR 18            CPR 20            CPR 30
-----------------------------------------------------------------------------------------------------------------------------------
Price / Yield
             96/24+          6.643            6.657            6.674           6.693          6.715            6.738          6.887
             96/26+          6.636            6.650            6.666           6.685          6.706            6.729          6.874
             96/28+          6.629            6.643            6.659           6.677          6.697            6.720          6.862
             96/30+          6.622            6.635            6.651           6.669          6.689            6.711          6.849
             97/00+          6.615            6.628            6.643           6.661          6.680            6.702          6.837
             97/02+          6.608            6.621            6.635           6.652          6.672            6.693          6.824
             97/04+          6.601            6.613            6.628           6.644          6.663            6.683          6.812
             97/06+          6.594            6.606            6.620           6.636          6.654            6.674          6.799
             97/08+          6.587            6.599            6.612           6.628          6.646            6.665          6.787
             97/10+          6.580            6.591            6.605           6.620          6.637            6.656          6.775
             97/12+          6.573            6.584            6.597           6.612          6.629            6.647          6.762
             97/14+          6.566            6.577            6.589           6.604          6.620            6.638          6.750
             97/16+          6.559            6.569            6.582           6.596          6.611            6.629          6.737
             97/18+          6.552            6.562            6.574           6.588          6.603            6.620          6.725
             97/20+          6.545            6.555            6.566           6.580          6.594            6.611          6.712
             97/22+          6.538            6.548            6.559           6.571          6.586            6.601          6.700
             97/24+          6.531            6.540            6.551           6.563          6.577            6.592          6.688
             97/26+          6.524            6.533            6.543           6.555          6.569            6.583          6.675
             97/28+          6.517            6.526            6.536           6.547          6.560            6.574          6.663
             97/30+          6.510            6.519            6.528           6.539          6.552            6.565          6.651
             98/00+          6.503            6.511            6.521           6.531          6.543            6.556          6.638
             98/02+          6.497            6.504            6.513           6.523          6.535            6.547          6.626
             98/04+          6.490            6.497            6.505           6.515          6.526            6.538          6.614
             98/06+          6.483            6.490            6.498           6.507          6.518            6.529          6.601
             98/08+          6.476            6.483            6.490           6.499          6.509            6.520          6.589
             98/10+          6.469            6.475            6.483           6.491          6.501            6.511          6.577
             98/12+          6.462            6.468            6.475           6.483          6.492            6.502          6.564
             98/14+          6.455            6.461            6.468           6.475          6.484            6.493          6.552
             98/16+          6.448            6.454            6.460           6.467          6.475            6.484          6.540
             98/18+          6.441            6.447            6.452           6.459          6.467            6.475          6.528
             98/20+          6.435            6.439            6.445           6.451          6.458            6.466          6.515
             98/22+          6.428            6.432            6.437           6.443          6.450            6.457          6.503
             98/24+          6.421            6.425            6.430           6.435          6.442            6.448          6.491
-----------------------------------------------------------------------------------------------------------------------------------
SPREAD INTERP. @ 97/24+      149.0            151.9            155.0           158.1          161.3            164.5          179.3
AVERAGE LIFE               14.5497          13.5764          12.5987         11.6461        10.7399           9.8930         6.5949
MOD DURATION   @ 97/24+     9.1772           8.7723           8.3415          7.8984         7.4552           7.0216         5.1419
FIRST PRIN              08/25/2010       06/25/2009       05/25/2008      06/25/2007     08/25/2006       11/25/2005     07/25/2003
LAST PRIN               05/25/2021       05/25/2021       05/25/2021      05/25/2021     05/25/2021       05/25/2021     05/25/2021
PAYMENT WINDOW                 130              144              157             168            178              187            215
-----------------------------------------------------------------------------------------------------------------------------------

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Union Planters with respect to the expected characteristics of the pool of Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                                                        MORGAN STANLEY DEAN WITTER
----------------------------------------------------------------------------------------------------------------------------------
UNION PLANTERS  UNION PLANTERS REMIC 1999-1  SERIES 1999-1 (PRICED)  CLASS A1
----------------------------------------------------------------------------------------------------------------------------------
Class             A1           Cusip                 N/A           Dated Date      02/01/1999     Original Balance  78,361,000.00
Delay             24           First Payment Date    03/25/1999    Factor          1.00000000     Lead Manager      Morgan Stanley
                                                                                                                    Dean Witter
Payment Freq      Monthly      Next Payment Date     03/25/1999    Current Balance 78,361,000.00  Orig Deal Size    132,467,434.48
Yield Day Count   30/360       Settlement Date       02/26/1999    Coupon          6.2500         Num of Tranches   17
Yield Freq        SemiAnnual   Interest Freq         Monthly       Market Desc     SEQ            Deal Age          0
YIELD TABLE DATE  02/09/1999
-----------------------------------------------------------------------------------------------------------------------------------
TRIGGER                   OPTIONAL CALL YES    OPTIONAL CALL YES    OPTIONAL CALL YES     OPTIONAL CALL YES
PREPAY                         CPR 10               CPR 12             CPR 14                  CPR 16
-----------------------------------------------------------------------------------------------------------
Price/Yield
             100/07+           6.1538              6.1321               6.1093                 6.0856
             100/08            6.1495              6.1273               6.1040                 6.0797
             100/08+           6.1453              6.1225               6.0987                 6.0738
             100/09            6.1410              6.1178               6.0934                 6.0680
             100/09+           6.1368              6.1130               6.0881                 6.0621
             100/10            6.1325              6.1083               6.0828                 6.0562
             100/10+           6.1283              6.1035               6.0774                 6.0504
             100/11            6.1240              6.0987               6.0721                 6.0445
             100/11+           6.1198              6.0940               6.0668                 6.0386
             100/12            6.1156              6.0892               6.0615                 6.0328
             100/12+           6.1113              6.0845               6.0562                 6.0269
             100/13            6.1071              6.0797               6.0509                 6.0210
             100/13+           6.1028              6.0749               6.0457                 6.0152
             100/14            6.0986              6.0702               6.0404                 6.0093
             100/14+           6.0944              6.0654               6.0351                 6.0035
             100/15            6.0901              6.0607               6.0298                 5.9976
             100/15+           6.0859              6.0559               6.0245                 5.9918
             100/16            6.0817              6.0512               6.0192                 5.9859
             100/16+           6.0774              6.0464               6.0139                 5.9801
             100/17            6.0732              6.0417               6.0086                 5.9742
             100/17+           6.0690              6.0370               6.0033                 5.9684
             100/18            6.0647              6.0322               5.9981                 5.9625
             100/18+           6.0605              6.0275               5.9928                 5.9567
             100/19            6.0563              6.0227               5.9875                 5.9508
             100/19+           6.0521              6.0180               5.9822                 5.9450
             100/20            6.0478              6.0132               5.9769                 5.9391
             100/20+           6.0436              6.0085               5.9717                 5.9333
             100/21            6.0394              6.0038               5.9664                 5.9275
             100/21+           6.0352              5.9990               5.9611                 5.9216
-----------------------------------------------------------------------------------------------------------
AVERAGE LIFE                   4.5603              3.9746               3.5000                 3.1122
FIRST PRIN                 03/25/1999          03/25/1999           03/25/1999             03/25/1999
LAST PRIN                  08/25/2010          06/25/2009           05/25/2008             06/25/2007
PAYMENT WINDOW                    138                 124                  111                    100
ACCRUAL FACTOR                 0.4340              0.4340               0.4340                 0.4340
MOD DURATION @ 108/14+         3.6564              3.2597               2.9263                 2.6450



TRIGGER                   OPTIONAL CALL YES   OPTIONAL CALL YES    OPTIONAL CALL NO     OPTIONAL CALL NO
PREPAY                         CPR 18               CPR 20             CPR 10                CPR 12
-----------------------------------------------------------------------------------------------------------
Price/Yield
             100/07+           6.0611              6.0358               6.1538                 6.1321
             100/08            6.0546              6.0288               6.1495                 6.1273
             100/08+           6.0482              6.0217               6.1453                 6.1225
             100/09            6.0417              6.0146               6.1410                 6.1178
             100/09+           6.0352              6.0076               6.1368                 6.1130
             100/10            6.0288              6.0005               6.1325                 6.1083
             100/10+           6.0223              5.9935               6.1283                 6.1035
             100/11            6.0159              5.9864               6.1240                 6.0987
             100/11+           6.0094              5.9794               6.1198                 6.0940
             100/12            6.0030              5.9723               6.1156                 6.0892
             100/12+           5.9965              5.9653               6.1113                 6.0845
             100/13            5.9901              5.9582               6.1071                 6.0797
             100/13+           5.9837              5.9512               6.1028                 6.0749
             100/14            5.9772              5.9441               6.0986                 6.0702
             100/14+           5.9708              5.9371               6.0944                 6.0654
             100/15            5.9643              5.9301               6.0901                 6.0607
             100/15+           5.9579              5.9230               6.0859                 6.0559
             100/16            5.9515              5.9160               6.0817                 6.0512
             100/16+           5.9450              5.9090               6.0774                 6.0464
             100/17            5.9386              5.9019               6.0732                 6.0417
             100/17+           5.9322              5.8949               6.0690                 6.0370
             100/18            5.9258              5.8879               6.0647                 6.0322
             100/18+           5.9193              5.8809               6.0605                 6.0275
             100/19            5.9129              5.8738               6.0563                 6.0227
             100/19+           5.9065              5.8668               6.0521                 6.0180
             100/20            5.9001              5.8598               6.0478                 6.0132
             100/20+           5.8937              5.8528               6.0436                 6.0085
             100/21            5.8872              5.8458               6.0394                 6.0038
             100/21+           5.8808              5.8388               6.0352                 5.9990
--------------------------------------------------------------------------------------------------------
AVERAGE LIFE                   2.7918              2.5239               4.5603                 3.9746
FIRST PRIN                 03/25/1999          03/25/1999           03/25/1999             03/25/1999
LAST PRIN                  08/25/2006          11/25/2005           08/25/2010             06/25/2009
PAYMENT WINDOW                     90                  81                  138                    124
ACCRUAL FACTOR                 0.4340              0.4340               0.4340                 0.4340
MOD DURATION @ 108/14+         2.4058              2.2007               3.6564                 3.2597



TRIGGER                   OPTIONAL CALL NO    OPTIONAL CALL NO   OPTIONAL CALL NO   OPTIONAL CALL NO
PREPAY                         CPR 14              CPR 16             CPR 18             CPR 20
--------------------------------------------------------------------------------------------------------
Price/Yield
             100/07+           6.1093              6.0856               6.0611                 6.0358
             100/08            6.1040              6.0797               6.0546                 6.0288
             100/08+           6.0987              6.0738               6.0482                 6.0217
             100/09            6.0934              6.0680               6.0417                 6.0146
             100/09+           6.0881              6.0621               6.0352                 6.0076
             100/10            6.0828              6.0562               6.0288                 6.0005
             100/10+           6.0774              6.0504               6.0223                 5.9935
             100/11            6.0721              6.0445               6.0159                 5.9864
             100/11+           6.0668              6.0386               6.0094                 5.9794
             100/12            6.0615              6.0328               6.0030                 5.9723
             100/12+           6.0562              6.0269               5.9965                 5.9653
             100/13            6.0509              6.0210               5.9901                 5.9582
             100/13+           6.0457              6.0152               5.9837                 5.9512
             100/14            6.0404              6.0093               5.9772                 5.9441
             100/14+           6.0351              6.0035               5.9708                 5.9371
             100/15            6.0298              5.9976               5.9643                 5.9301
             100/15+           6.0245              5.9918               5.9579                 5.9230
             100/16            6.0192              5.9859               5.9515                 5.9160
             100/16+           6.0139              5.9801               5.9450                 5.9090
             100/17            6.0086              5.9742               5.9386                 5.9019
             100/17+           6.0033              5.9684               5.9322                 5.8949
             100/18            5.9981              5.9625               5.9258                 5.8879
             100/18+           5.9928              5.9567               5.9193                 5.8809
             100/19            5.9875              5.9508               5.9129                 5.8738
             100/19+           5.9822              5.9450               5.9065                 5.8668
             100/20            5.9769              5.9391               5.9001                 5.8598
             100/20+           5.9717              5.9333               5.8937                 5.8528
             100/21            5.9664              5.9275               5.8872                 5.8458
             100/21+           5.9611              5.9216               5.8808                 5.8388
-------------------------------------------------------------------------------------------------------
AVERAGE LIFE                   3.5000              3.1122               2.7918                 2.5239
FIRST PRIN                 03/25/1999          03/25/1999           03/25/1999             03/25/1999
LAST PRIN                  05/25/2008          08/25/2007           08/25/2006             11/25/2005
PAYMENT WINDOW                    111                 100                   90                     81
ACCRUAL FACTOR                 0.4340              0.4340               0.4340                 0.4340
MOD DURATION @ 108/14+         2.9263              2.6450               2.4058                 2.2007

                                                                   Page 1 of 1
-------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                     MORGAN STANLEY DEAN WITTER
 UNION PLANTERS  UNION PLANTERS REMIC 1999-1  SERIES 1999-1 (PRICED)  CLASS A2

----------------------------------------------------------------------------------------------------------------------------------
Class                    A2                              Cusip                  N/A              Dated Date         02/01/1999
Delay                    24                              First Payment Date     03/25/1999       Factor             1.00000000
Payment Freq             Monthly                         Next Payment Date      03/25/1999       Current Balance    15,100,185.24
Yield Day Count          30/360                          Settlement Date        02/26/1999       Coupon             6.2500
Yield Freq               SemiAnnual                      Interest Freq          Monthly          Market Desc        SEQ
YIELD TABLE DATE         02/09/1999
----------------------------------------------------------------------------------------------------------------------------------


TRIGGER       _OPTIONAL CALL YES  _OPTIONAL CALL YES  _OPTIONAL CALL YES  _OPTIONAL CALL YES  _OPTIONAL CALL YES  _OPTIONAL CALL YES
PREPAY               CPR 10       CPR 12              CPR 14              CPR 16              CPR 18              CPR 20
----------------------------------------------------------------------------------------------------------------------------------

PRICE/YIELD
97/26+                      6.5277            6.5377            6.5493            6.5629            6.5778            6.5940
97/27                       6.5259            6.5358            6.5473            6.5608            6.5756            6.5916
97/27+                      6.5241            6.5340            6.5454            6.5587            6.5734            6.5892
97/28                       6.5224            6.5321            6.5434            6.5566            6.5712            6.5869
97/28+                      6.5206            6.5303            6.5415            6.5545            6.5689            6.5845
97/29                       6.5189            6.5284            6.5395            6.5525            6.5667            6.5822
97/29+                      6.5171            6.5266            6.5376            6.5504            6.5645            6.5798
97/30                       6.5153            6.5247            6.5356            6.5483            6.5623            6.5775
97/30+                      6.5136            6.5229            6.5337            6.5462            6.5601            6.5751
97/31                       6.5118            6.5210            6.5317            6.5442            6.5579            6.5728
97/31+                      6.5100            6.5192            6.5297            6.5421            6.5557            6.5704
98/00                       6.5083            6.5173            6.5278            6.5400            6.5535            6.5680
98/00+                      6.5065            6.5155            6.5258            6.5379            6.5513            6.5657
98/01                       6.5048            6.5136            6.5239            6.5359            6.5491            6.5633
98/01+                      6.5030            6.5118            6.5219            6.5338            6.5468            6.5610
98/02                       6.5013            6.5099            6.5200            6.5317            6.5446            6.5586
98/02+                      6.4995            6.5081            6.5180            6.5296            6.5424            6.5563
98/03                       6.4977            6.5062            6.5161            6.5276            6.5402            6.5539
98/03+                      6.4960            6.5044            6.5141            6.5255            6.5380            6.5516
98/04                       6.4942            6.5026            6.5122            6.5234            6.5358            6.5492
98/04+                      6.4925            6.5007            6.5102            6.5214            6.5336            6.5469
98/05                       6.4907            6.4989            6.5083            6.5193            6.5314            6.5445
98/05+                      6.4890            6.4970            6.5063            6.5172            6.5292            6.5422
98/06                       6.4872            6.4952            6.5044            6.5151            6.5270            6.5398
98/06+                      6.4855            6.4933            6.5024            6.5131            6.5248            6.5375
98/07                       6.4837            6.4915            6.5005            6.5110            6.5226            6.5351
98/07+                      6.4819            6.4896            6.4985            6.5089            6.5204            6.5328
98/08                       6.4802            6.4878            6.4966            6.5069            6.5182            6.5304
98/08+                      6.4784            6.4860            6.4946            6.5048            6.5160            6.5281
-------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE               14.0630           13.0146           11.9902           10.9835           10.0579            9.2204
FIRST PRIN               8/25/2010        06/25/2009        05/25/2008        06/25/2007        08/25/2006        11/25/2005
LAST PRIN               10/25/2014        11/25/2013        12/25/2012        12/25/2011        01/25/2001        03/25/2010
PAYMENT WINDOW                  51                54                56                55                54                53
ACCRUAL FACTOR              0.4340            0.4340            0.4340            0.4340            0.4340            0.4340
MED DURATION  @  98/01+     9.0253            8.5859            8.1282            7.6518            7.1873            6.7442





-------------------------------------------------------
   Original Balance                     15,100,185.24
   Lead Manager            Morgan Stanley Dean Witter
   Orig Deal Size                      132,467,434.48
   Number of Tranches                              17
   Deal Age                                         0


_OPTIONAL CALL NO   _OPTIONAL CALL NO   _OPTIONAL CALL NO   _OPTIONAL CALL NO   _OPTIONAL CALL NO   _OPTIONAL CALL NO
CPR 10              CPR 12              CPR 14              CPR 16              CPR 18              CPR 20

------------------------------------------------------------------------------------------------------------------

          6.5242              6.5331             6.5435             6.5554              6.5687              6.5833
          6.5225              6.5313             6.5416             6.5534              6.5665              6.5810
          6.5207              6.5295             6.5397             6.5514              6.5644              6.5788
          6.5190              6.5277             6.5378             6.5493              6.5623              6.5765
          6.5173              6.5258             6.5359             6.5473              6.5601              6.5742
          6.5155              6.5240             6.5340             6.5453              6.5580              6.5720
          6.5138              6.5222             6.5321             6.5433              6.5559              6.5697
          6.5121              6.5204             6.5302             6.5413              6.5538              6.5675
          6.5104              6.5186             6.5283             6.5393              6.5516              6.5652
          6.5086              6.5168             6.5264             6.5373              6.5495              6.5629
          6.5069              6.5150             6.5245             6.5353              6.5474              6.5607
          6.5052              6.5132             6.5226             6.5333              6.5452              6.5584
          6.5034              6.5114             6.5207             6.5313              6.5431              6.5562
          6.5017              6.5096             6.5188             6.5292              6.5410              6.5539
          6.5000              6.5078             6.5169             6.5272              6.5389              6.5516
          6.4983              6.5060             6.5150             6.5252              6.5367              6.5494
          6.4965              6.5041             6.5131             6.5232              6.5346              6.5471
          6.4948              6.5023             6.5112             6.5212              6.5325              6.5449
          6.4931              6.5005             6.5093             6.5192              6.5304              6.5426
          6.4914              6.4987             6.5074             6.5172              6.5282              6.5404
          6.4896              6.4969             6.5055             6.5152              6.5261              6.5381
          6.4879              6.4951             6.5036             6.5132              6.5240              6.5359
          6.4862              6.4933             6.5017             6.5112              6.5219              6.5336
          6.4845              6.4915             6.4998             6.5092              6.5197              6.5314
          6.4827              6.4897             6.4979             6.5072              6.5176              6.5291
          6.4810              6.4879             6.4960             6.5052              6.5155              6.5268
          6.4793              6.4861             6.4941             6.5032              6.5134              6.5246
          6.4776              6.4843             6.4922             6.5012              6.5113              6.5223
          6.4758              6.4825             6.4903             6.4992              6.5091              6.5201
------------------------------------------------------------------------------------------------------------------
         14.5497             13.5763            12.5987            11.6461             10.7399              9.8929
      08/25/2010          06/25/2009         05/25/2008         06/25/2007          08/25/2006          11/25/2005
      05/25/2021          05/25/2021         05/25/2021         06/25/2021          05/25/2021          05/25/2021
             130                 144                157                168                 178                 187
          0.4340              0.4340             0.4340             0.4340              0.4340              0.4340
          9.1868              8.7812             8.3498             7.9060              7.4623              7.0283






This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have revealed in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in and effect transaction in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley Japan, Ltd. representative about he investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                     MORGAN STANLEY DEAN WITTER
 UNION PLANTERS  UNION PLANTERS REMIC 1999-1  SERIES 1999-1 (PRICED)  CLASS A5

Class             A5             Cusip                N/A          Dated Date       02/01/1999      Original Balance 35,000,000.00
Delay             24             First Payment Date   03/25/1999   Factor           1.00000000      Lead Manager     Morgan Stanley
                                                                                                                     Dean Witter
Payment Freq      Monthly        Next Payment Date    03/25/1999   Current Balance  35,000,000.00   Orig Deal Size   132,467,434.48
Yield Day Count   30/360         Settlement Date      02/26/1999   Coupon           6.2500          Num of Tranches  17
Yield Freq        SemiAnnual     Interest Freq        Monthly      Market Desc      SEQ             Deal Age         0
YIELD TABLE DATE  02/09/1999
------------------------------------------------------------------------------------------------------------------------------------

TRIGGER                      OPTIONAL CALL YES    OPTIONAL CALL YES     OPTIONAL CALL YES    OPTIONAL CALL YES    OPTIONAL CALL YES
PREPAY                              CPR 10              CPR 12                CPR 14               CPR 16               CPR 18
------------------------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
                99.8457             6.2740                6.2683               6.2623                6.2560                6.2494
                99.8613             6.2705                6.2645               6.2582                6.2515                6.2445
                99.8769             6.2671                6.2607               6.2540                6.2470                6.2396
                99.8925             6.2636                6.2569               6.2499                6.2425                6.2347
                99.9082             6.2602                6.2532               6.2458                6.2380                6.2298
                99.9238             6.2567                6.2494               6.2416                6.2334                6.2249
                99.9394             6.2533                6.2456               6.2375                6.2289                6.2200
                99.9550             6.2499                6.2418               6.2334                6.2244                6.2151
                99.9707             6.2464                6.2380               6.2292                6.2199                6.2102
                99.9863             6.2430                6.2343               6.2251                6.2154                6.2053
               100.0019             6.2395                6.2305               6.2210                6.2109                6.2004
               100.0175             6.2361                6.2267               6.2169                6.2064                6.1956
               100.0332             6.2327                6.2230               6.2127                6.2019                6.1907
               100.0488             6.2292                6.2192               6.2086                6.1974                6.1858
               100.0644             6.2258                6.2154               6.2045                6.1930                6.1809
               100.0800             6.2224                6.2117               6.2004                6.1885                6.1760
               100.0957             6.2189                6.2079               6.1963                6.1840                6.1711
               100.1113             6.2155                6.2041               6.1921                6.1795                6.1663
               100.1269             6.2121                6.2004               6.1880                6.1750                6.1614
               100.1425             6.2087                6.1966               6.1839                6.1705                6.1565
               100.1582             6.2052                6.1928               6.1798                6.1660                6.1516
               100.1738             6.2018                6.1891               6.1757                6.1615                6.1468
               100.1894             6.1984                6.1853               6.1716                6.1570                6.1419
               100.2050             6.1950                6.1816               6.1675                6.1526                6.1370
               100.2207             6.1915                6.1778               6.1634                6.1481                6.1321
               100.2363             6.1881                6.1740               6.1592                6.1436                6.1273
               100.2519             6.1847                6.1703               6.1551                6.1391                6.1224
               100.2675             6.1813                6.1665               6.1510                6.1347                6.1175
               100.2832             6.1779                6.1628               6.1469                6.1302                6.1127
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                        6.0956                5.4351               4.8717                4.3839                3.9657
FIRST PRIN                      03/25/1999            03/25/1999           03/25/1999            03/25/1999            03/25/1999
LAST PRIN                       10/25/2014            11/25/2013           12/25/2012            02/25/2011            01/25/2011
PAYMENT WINDOW                         188                   177                  166                   154                   143
ACCRUAL FACTOR                      0.4340                0.4340               0.4340                0.4340                0.4340
MOD DURATION @100.0644              4.5301                4.1266               3.7732                3.4601                2.9403


OPTIONAL CALL YES      OPTIONAL CALL NO   OPTIONAL CALL NO  OPTIONAL CALL NO  OPTIONAL CALL NO    OPTIONAL CALL NO  OPTIONAL CALL NO
       CPR 20               CPR 10             CPR 12            CPR 14            CPR 16               CPR 18            CPR 20
------------------------------------------------------------------------------------------------------------------------------------
       6.2426                6.2743            6.2688             6.2630           6.2569                6.2506            6.2440
       6.2372                6.2709            6.2650             6.2589           6.2525                6.2457            6.2387
       6.2319                6.2674            6.2613             6.2548           6.2480                6.2409            6.2335
       6.2266                6.2640            6.2575             6.2507           6.2435                6.2361            6.2283
       6.2213                6.2606            6.2538             6.2466           6.2391                6.2313            6.2231
       6.2160                6.2572            6.2500             6.2425           6.2346                6.2264            6.2179
       6.2107                6.2538            6.2463             6.2384           6.2302                6.2216            6.2126
       6.2054                6.2503            6.2425             6.2343           6.2257                6.2168            6.2074
       6.2001                6.2469            6.2388             6.2302           6.2213                6.2120            6.2022
       6.1948                6.2435            6.2350             6.2262           6.2169                6.2071            6.1970
       6.1895                6.2401            6.2313             6.2221           6.2124                6.2023            6.1918
       6.1842                6.2367            6.2276             6.2180           6.2080                6.1975            6.1866
       6.1789                6.2333            6.2238             6.2139           6.2035                6.1927            6.1814
       6.1737                6.2298            6.2201             6.2098           6.1991                6.1879            6.1762
       6.1684                6.2264            6.2163             6.2057           6.1946                6.1831            6.1710
       6.1631                6.2230            6.2126             6.2017           6.1902                6.1782            6.1658
       6.1578                6.2196            6.2089             6.1976           6.1858                6.1734            6.1606
       6.1525                6.2162            6.2051             6.1935           6.1813                6.1686            6.1554
       6.1472                6.2128            6.2014             6.1894           6.1769                6.1638            6.1502
       6.1419                6.2094            6.1977             6.1854           6.1725                6.1590            6.1450
       6.1367                6.2060            6.1939             6.1813           6.1680                6.1542            6.1398
       6.1314                6.2026            6.1902             6.1772           6.1636                6.1494            6.1346
       6.1261                6.1992            6.1865             6.1731           6.1592                6.1446            6.1294
       6.1208                6.1958            6.1827             6.1691           6.1548                6.1398            6.1242
       6.1156                6.1924            6.1790             6.1650           6.1503                6.1350            6.1190
       6.1103                6.1890            6.1753             6.1609           6.1459                6.1302            6.1138
       6.1050                6.1856            6.1716             6.1569           6.1415                6.1254            6.1087
       6.0998                6.1822            6.1678             6.1528           6.1371                6.1206            6.1035
       6.0945                6.1788            6.1641             6.1487           6.1326                6.1158            6.0983
---------------------------------------------------------------------------------------------------------------------------------
       3.6058                6.1742            5.5259             4.9700           4.4910                4.0759            3.7145
   03/25/1999            03/25/1999        03/25/1999         03/25/1999       03/25/1999            03/25/1999        03/25/1999
   03/25/2010            05/25/2021        05/25/2021         05/25/2021       05/25/2021            05/25/2021        05/25/2021
          133                   267               267                267              267                   267               267
       0.4340                0.4340            0.4340             0.4340           0.4340                0.4340            0.4340
       2.9403                4.5573            4.1596             3.8107           3.5031                3.2307            2.9885


                                                                   Page 1 of 1
-------------------------------------------------------------------------------

This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.